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EXHIBIT 10.9

PAYPAL, INC.

RESTRICTED STOCK PURCHASE AGREEMENT

    THIS RESTRICTED STOCK PURCHASE AGREEMENT is made as of September 10, 2001 by and between PayPal, Inc., a Delaware corporation (the "Company"), and Peter Thiel (the "Purchaser").

    The parties agree as follows:

    1.  Sale of Stock.  The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase an aggregate of 2,812,500 shares of the Company's Class A Common Stock, at $0.30 per share (the "Shares"), for an aggregate cash purchase price of $843,750.00.

    2.  Payment of Purchase Price.  The payment of the purchase price shall be paid by cash, check, delivery of a promissory note in the form attached as Exhibit A or any combination of the foregoing. If Purchaser delivers a promissory note as partial or full payment of the purchase price, Purchaser will also deliver a Pledge and Security Agreement in form and substance acceptable to the Company.

    3.  Repurchase Option.  Subject to the provisions of Section 5 below, in the event of any voluntary or involuntary termination of the Purchaser's services to the Company for any or no reason before all of the Shares are released from the Company's Repurchase Option (as defined below), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company), have an irrevocable, exclusive option, but not the obligation, for a period of 90 days from such date to repurchase all or any portion of the Unreleased Shares (as defined below in Section 4) at such time (the "Repurchase Option") at the original cash purchase price per share (the "Repurchase Price"). The Repurchase Option shall be exercisable by the Company by written notice to the Purchaser or the Purchaser's executor (with a copy to the Escrow Holder, as defined below in Section 8) and shall be exercisable, at the Company's option, (i) by delivery to the Purchaser or the Purchaser's executor with such notice of a check in the amount of the purchase price for the Shares being repurchased, or (ii) by cancellation by the Company of an amount of the Purchaser's indebtedness, if any, to the Company equal to the purchase price for the Shares being repurchased, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the Repurchase Price times the number of shares to be repurchased (the "Aggregate Repurchase Price"). Upon delivery of such notice and the payment of the Aggregate Repurchase Price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company. The Repurchase Option set forth in this Section may be assigned by the Company in whole or in part in its sole and unfettered discretion.

    4.  Release of Shares From Repurchase Option.

      (a) The Shares shall be released from the Company's Repurchase Option pursuant to the following schedule:

    93,750 Shares shall be released from the Company's Repurchase Option on July 1, 2002. 93,750 Shares shall be released from the Company's Repurchase Option on the first day of each calendar month thereafter such that 100% of the Shares shall be released from the Company's Repurchase Option on January 1, 2005.

      (b) Any of the Shares which, from time to time, have not yet been released from the Repurchase Option are referred to herein as "Unreleased Shares."

    5.  Accelerated Release of Shares from Repurchase Option.

      (a)  Actual or Constructive Termination.  In the event of an Involuntary Termination (as defined below) of Purchaser's employment or a termination of Purchaser's employment by the Company (or any successor in interest to the Company) for any reason other than Cause (as defined below) within one (1) calendar year following a Change of Control (as defined below), then the Repurchase Option shall immediately lapse in its entirety. For purposes of this paragraph, "Involuntary Termination" shall mean:

         (i) a significant adverse alteration of Purchaser's duties, position, responsibilities or conditions of employment compared to his duties, position, responsibilities and conditions of employment with the Company immediately prior to a Change of Control, including but not limited to a reduction in Purchaser's authority to approve transactions or a significant adverse change in the lines of business reporting to Purchaser;

        (ii) the reduction of Purchaser's annual base salary or bonus opportunity, each as in effect immediately prior to the Change of Control;

        (iii) the relocation of the offices at which Purchaser is principally employed immediately prior to the date of the Change of Control (the "Principal Location") to a location more than fifty (50) miles from such location, or the Company's requiring Purchaser to be based at a location more than fifty (50) miles from the Principal Location, except for required travel on the Company's business to an extent substantially consistent with Purchaser's business travel obligations prior to the Change of Control;

        (iv) the failure to continue in effect compensation and benefit plans which provide Purchaser with benefits which are substantially similar, on an aggregate basis, to the benefits provided Purchaser under the Company's regular compensation and benefit plans and practices immediately prior to the Change in Control, unless an equitable arrangement (embodied in ongoing substitute or alternative plans) has been made with respect to such plans; or

        (v) the failure to pay to Purchaser any portion of his then-current compensation or any portion of an installment of deferred compensation under any deferred compensation program of the Company, in each case within seven (7) days of the date such compensation is due.

      (b)  Definition of Cause.  For purposes of subsection 5(a) above, the term "Cause" shall mean (i) Purchaser's willful and continued failure to perform his duties to the Company or its successor which continues after a written notice is delivered to him by the Company or its successor which notice identifies the manner in which the Company or its successor believe that Executive has not performed his duties; (ii) the commission of a felony, any crime involving moral turpitude, or any crime or act of fraud or dishonesty against the Company or any of the Company's affiliates; or (iii) a willful breach by Purchaser of this Agreement or any other agreement between Purchaser and the Company. For purposes of this subsection 5(b), (x) no act, or failure to act, on Purchaser's part, will be considered "willful" unless done or omitted to be done by him not in good faith or without a reasonable belief that his action or omission was in furtherance of and in the best interests of the Company's business, and (y) poor business performance by itself shall not constitute "Cause."

      (c)  Definition of Change of Control.  For purposes of subsection 5(a) above, the term "Change of Control" shall mean a merger, acquisition or sale of all or substantially all of the assets of the Company in which the stockholders of the Company immediately prior to such event do not own a majority of the outstanding shares of the surviving corporation.

    6.  Company Call Right.

      (a) The Company shall have the right to purchase from Purchaser, or Purchaser's personal representative or permitted transferees, as the case may be, any or all of the Shares owned by the Purchaser or such transferees at a price equal to $3.00 per Share (the "Call Right"). The Call Right may be exercised on one occasion, in whole but not in part, at any time before

  September 10, 2005. The Call Right shall terminate upon completion of conversion of the Shares of Common Stock.

      (b) The Company may exercise the Company Call Right by delivering personally or by registered mail to Purchaser (or his transferee or legal representative, as the case may be), a notice in writing indicating the Company's intention to exercise the Company Call Right and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company's office. At the closing, the holder of the certificates for the Shares being transferred shall deliver the stock certificate or certificates evidencing the Shares, and the Company shall deliver the purchase price therefor.

      (c) At its option, the Company may elect to make payment for the Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Purchaser stating the name and address of the bank, date of closing, and waiving the closing at the Company's office.

    7.  Restriction on Transfer.  Except for the escrow described below in Section 8 or transfers to Purchaser's Immediate Family (as defined below), none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any manner until the initial public offering of the Company's common stock. As used herein, "Immediate Family" shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted). In case of a permitted transfer, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Agreement (including the Company Call Right and, with respect to any Unreleased Shares, the Repurchase Option), and there shall be no further transfer of such Shares except in accordance with the terms of this Section. Any transferee shall acknowledge the same by signing a copy of this Agreement. Any transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws

    8.  Escrow of Shares.

      (a) Purchaser hereby authorizes and directs the secretary of the Company, or such other person designated by the Company, to transfer the Unreleased Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

      (b) To insure the availability for delivery of Purchaser's Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 3, Purchaser hereby appoints the secretary, or any other person designated by the Company as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such Unreleased Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the secretary of the Company, or such other person designated by the Company, the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A. The Unreleased Shares and stock assignment shall be held by the secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit B hereto, until the Company exercises its Repurchase Option as provided in Section 3, until such Unreleased Shares are released from the Company's Repurchase Option, or until such time as this Agreement no longer is in effect. Upon release of the Unreleased Shares, the escrow agent shall promptly deliver to the Purchaser the certificate or certificates representing such Shares in the escrow agent's possession belonging to the Purchaser, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

      (c) The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

    9.  Investment Representations.  In connection with the purchase of the Shares, the Purchaser represents to the Company the following:

      (a) The Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. The Purchaser is purchasing the Shares for investment for the Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

      (b) The Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, in view of the Securities and Exchange Commission ("Commission"), the statutory basis for such exemption may not be present if the Purchaser's representations meant that the Purchaser's present intention was to hold the Shares for a minimum capital gains period under applicable tax statutes, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

      (c) The Purchaser further acknowledges and understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser further acknowledges and understands that the Company is under no obligation to register the Shares. The Purchaser understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

    10.  Stock Certificate Legends.  The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legends:

      (a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

      (b) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A REPURCHASE OPTION IN FAVOR OF THE COMPANY AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

      (c) Any legend required by any applicable state securities laws.

    11.  Market Stand-Off Agreement.  The Purchaser hereby agrees, if so requested by the managing underwriters or the Company in connection with the initial public offering of the Company's Common Stock, that, without the prior written consent of such managing underwriters, the Purchaser will not offer, sell, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of, assign any legal or beneficial interest in or make a distribution of any capital stock of the Company held by or on behalf of the Purchaser or beneficially owned by the Purchaser in accordance with the rules and regulations of the Securities and Exchange Commission for a period of up to 180 days after the date of the final prospectus relating to the Company's initial public offering.

    12.  Adjustment for Stock Split.  All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, reverse stock split or stock dividend or other similar change in the Shares which may be made by the Company after the date of this Agreement.

    13.  Tax Consequences.  The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income both (i) the difference between the fair market value of the Shares when the Company granted the Purchaser the right to purchase the Shares and the fair market value of the Shares on the date of this Agreement, and (ii) the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to its repurchase option. In the event the Company has registered under the Exchange Act, "restriction" with respect to officers, directors and 10% shareholders also means the period after the purchase of the Shares during which such officers, directors and 10% shareholders could be subject to suit under Section 16(b) of the Exchange Act. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Company's repurchase option or 16(b) period expires by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of purchase.

    THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO TIMELY FILE THE ELECTION UNDER SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

    14.  General Provisions.

      (a) This Agreement shall be governed by the laws of the State of California. This Agreement represents the entire agreement between the parties with respect to the purchase of Common Stock by the Purchaser and may only be modified or amended in writing signed by both parties.

      (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

      (c) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company and any purported transfer otherwise shall be null and void.

      (d) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

      (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

      (f)  PURCHASER ACKNOWLEDGES AND AGREES THAT THE LAPSING OF THE REPURCHASE OPTION PURSUANT TO SECTION 4 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN "AT WILL" EMPLOYEE OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE REPURCHASE OPTION SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE FOR SUCH PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE

      (g) Purchaser has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.

    IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.

PAYPAL, INC. a Delaware corporation		PURCHASER:
By:	/s/ ROELOF F. BOTHA Roelof F. Botha Chief Financial Officer	/s/ PETER THIEL Peter Thiel
Address: 1840 Embarcadero Road Palo Alto, CA 94303		Address: 1788 Oak Creek Drive Palo Alto, CA 94304

PAYPAL, INC.

RESTRICTED STOCK PURCHASE AGREEMENT

    THIS RESTRICTED STOCK PURCHASE AGREEMENT is made as of August 30, 2001 by and between PayPal, Inc., a Delaware corporation (the "Company"), the PENSCO Trust Company Roth IRA Account fbo Peter Thiel #TH076 (the "Purchaser") and Peter Thiel, who is the individual for whose benefit the foregoing IRA has been established (the "IRA Beneficiary").

    The parties agree as follows:

    1.  Sale of Stock.  The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase an aggregate of 1,687,500 shares of the Company's Class A Common Stock, at $0.30 per share (the "Shares"), for an aggregate cash purchase price of $506,250.

    2.  Payment of Purchase Price.  The payment of the purchase price shall be paid by wire transfer, by check, or any combination of the foregoing.

    3.  Repurchase Option.  Subject to the provisions of Section 5 below, the Company shall have an irrevocable, exclusive option, but not the obligation, to repurchase all or any portion of the Unreleased Shares (as defined below in Section 4) (the "Repurchase Option") at the original cash purchase price per share (the "Repurchase Price"). The Repurchase Option shall be exercisable by the Company by written notice to the Purchaser or the Purchaser's executor (with a copy to the Escrow Holder, as defined below in Section 8) and shall be exercisable by delivery to the Purchaser or the Purchaser's representative with such notice of a check in the amount of the purchase price for the Shares being repurchased (the "Aggregate Repurchase Price"). Upon delivery of such notice and the payment of the Aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company. The Repurchase Option set forth in this Section may be assigned by the Company in whole or in part in its sole and unfettered discretion.

    4.  Release of Shares From Repurchase Option.

      (a) The Shares shall be released from the Company's Repurchase Option pursuant to the following schedule:

    750,000 Shares shall be released from the Company's Repurchase Option on August 30, 2001. 93,750 Shares shall be released from the Company's Repurchase Option on the first day of each calendar month thereafter such that 100% of the Shares shall be released from the Company's Repurchase Option on June 1, 2002.

      (b) Any of the Shares which, from time to time, have not yet been released from the Repurchase Option are referred to herein as "Unreleased Shares."

    5.  Accelerated Release of Shares from Repurchase Option.  In the event of a Change of Control (as defined below), the Repurchase Option shall immediately lapse in its entirety. The term "Change of Control" shall mean a merger, acquisition or sale of all or substantially all of the assets of the Company in which the stockholders of the Company immediately prior to such event do not own a majority of the outstanding shares of the surviving corporation.

    6.  Company Call Right.

      (a) The Company shall have the right to purchase from Purchaser, or Purchaser's representative or permitted transferees, as the case may be, any or all of the Shares owned by the Purchaser or such transferees at a price equal to $3.00 per Share (the "Call Right"). The Call Right may be exercised on one occasion, in whole but not in part, at any time before August 30, 2005. The Call Right shall terminate upon completion of conversion of the Shares to Common Stock.

      (b) The Company may exercise the Company Call Right by delivering personally or by registered mail to Purchaser (or its transferee or legal representative, as the case may be) and the IRA Beneficiary, a notice in writing indicating the Company's intention to exercise the Company Call Right and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company's office. At the closing, the holder of the certificates for the Shares being transferred shall deliver the stock certificate or certificates evidencing the Shares, and the Company shall deliver the purchase price therefor.

      (c) At its option, the Company may elect to make payment for the Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Purchaser and the IRA Beneficiary stating the name and address of the bank, date of closing, and waiving the closing at the Company's office.

    7.  Restriction on Transfer.  Except for the escrow described below in Section 8 or transfers to Peter Thiel or to Peter Thiel's Immediate Family (as defined below), none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any manner until the initial public offering of the Company's common stock. As used herein, "Immediate Family" shall mean Peter Thiel's spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted). In case of a permitted transfer, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Agreement (including the Company Call Right and, with respect to any Unreleased Shares, the Repurchase Option), and there shall be no further transfer of such Shares except in accordance with the terms of this Section. Any transferee shall acknowledge the same by signing a copy of this Agreement. Any transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws.

    8.  Escrow of Shares.

      (a) Purchaser hereby authorizes and directs the secretary of the Company, or such other person designated by the Company, to transfer the Unreleased Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

      (b) To insure the availability for delivery of Purchaser's Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 3, Purchaser hereby appoints the secretary, or any other person designated by the Company as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such Unreleased Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the secretary of the Company, or such other person designated by the Company, the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A. The Unreleased Shares and stock assignment shall be held by the secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit B hereto, until the Company exercises its Repurchase Option as provided in Section 3, until such Unreleased Shares are released from the Company's Repurchase Option, or until such time as this Agreement no longer is in effect. Upon release of the Unreleased Shares, the escrow agent shall promptly deliver to the Purchaser the certificate or certificates representing such Shares in the escrow agent's possession belonging to the Purchaser, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

      (c) The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

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    9.  Investment Representations.  In connection with the purchase of the Shares, the Purchaser and the IRA Beneficiary represent to the Company the following:

      (a) The IRA Beneficiary is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to direct Purchaser to acquire the Shares. At the direction of the IRA Beneficiary, the Purchaser is purchasing the Shares for investment for the Purchaser's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

      (b) The Purchaser and the IRA Beneficiary understand that the Shares have not been registered under the Securities Act in reliance on a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser and the IRA Beneficiary understand that, in view of the Securities and Exchange Commission ("Commission"), the statutory basis for such exemption may not be present if the Purchaser's and the IRA Beneficiary's representations meant that the Purchaser's present intention was to hold the Shares for a minimum capital gains period under applicable tax statutes, for a deferred sale, for a market rise, for a sale if the market does not rise, or for a year or any other fixed period in the future.

      (c) The Purchaser and the IRA Beneficiary further acknowledge and understand that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser and the IRA Beneficiary further acknowledge and understand that the Company is under no obligation to register the Shares. The Purchaser and the IRA Beneficiary understand that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

    10.  Stock Certificate Legends.  The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legends:

      (a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

      (b) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A REPURCHASE OPTION IN FAVOR OF THE COMPANY AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

      (c) Any legend required by any applicable state securities laws.

    11.  Market Stand-Off Agreement.  The Purchaser hereby agrees, if so requested by the managing underwriters or the Company in connection with the initial public offering of the Company's Common Stock, that, without the prior written consent of such managing underwriters, the Purchaser will not offer, sell, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of, assign any legal or beneficial interest in or make a distribution of any capital stock of the Company held by or on behalf of the Purchaser or beneficially owned by the Purchaser in accordance with the rules and regulations of the Securities and Exchange Commission for a period of up to 180 days after the date of the final prospectus relating to the Company's initial public offering.

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    12.  Adjustment for Stock Split.  All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, reverse stock split or stock dividend or other similar change in the Shares which may be made by the Company after the date of this Agreement.

    13.  Tax Consequences.  The IRA Beneficiary has reviewed with the IRA Beneficiary's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The IRA Beneficiary is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The IRA Beneficiary understands that the IRA Beneficiary (and not the Company) shall be responsible for the IRA Beneficiary's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. The IRA Beneficiary understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income both (i) the difference between the fair market value of the Shares when the Company granted the Purchaser the right to purchase the Shares and the fair market value of the Shares on the date of this Agreement, and (ii) the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to its repurchase option. In the event the Company has registered under the Exchange Act, "restriction" with respect to officers, directors and 10% shareholders also means the period after the purchase of the Shares during which such officers, directors and 10% shareholders could be subject to suit under Section 16(b) of the Exchange Act. The IRA Beneficiary understands that the IRA Beneficiary may elect to be taxed at the time the Shares are purchased rather than when and as the Company's repurchase option or 16(b) period expires by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of purchase.

    THE IRA BENEFICIARY ACKNOWLEDGES THAT IT IS THE IRA BENEFICIARY'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO CAUSE THE ELECTION UNDER SECTION 83(b) TO BE TIMELY FILED, EVEN IF THE IRA BENEFICIARY REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE IRA BENEFICIARY'S BEHALF.

    14.  General Provisions.

      (a) This Agreement shall be governed by the laws of the State of California. This Agreement represents the entire agreement between the parties with respect to the purchase of Common Stock by the Purchaser and may only be modified or amended in writing signed by both parties.

      (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

      (c) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company and any purported transfer otherwise shall be null and void.

      (d) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

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      (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

      (f)  The Purchaser and the IRA Beneficiary have reviewed this Agreement in its entirety, have had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understand all provisions of this Agreement.

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    IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.

PAYPAL, INC. a Delaware corporation		PENSCO Trust Company ROTH IRA ACCOUNT fbo Peter Thiel #TH076
By:	/s/ ROELOF F. BOTHA Roelof F. Botha Chief Financial Officer	By:	/s/ DENISE M. BROUSSARD PENSCO Trust Company, Custodian
Address: 1840 Embarcadero Road Palo Alto, CA 94303		Address: 250 Montgomery Street San Francisco, CA 94104

PETER THIEL, as IRA BENEFICIARY
		By:	/s/ PETER THIEL Peter Thiel
Address: 1788 Oak Creek Drive Palo Alto, CA 94304

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PAYPAL, INC. RESTRICTED STOCK PURCHASE AGREEMENT
PAYPAL, INC. RESTRICTED STOCK PURCHASE AGREEMENT